Exhibit 99.2

LOWE'S Q2 2020 RESULTS

"Our highest priority has always been protecting the health and safety of our associates and customers through a safe store environment and shopping experience. We are incredibly proud of our associates, and we are grateful for their hard work and ongoing commitment to safety. Second quarter sales were driven by a consumer focus on the home, core repair and maintenance activities, and wallet share shift away from other discretionary spending. Through our retail fundamentals strategy, we have dramatically improved our technology and operational platforms, which enabled us to meet customer demand and grow our business. Looking ahead, our sales momentum continues into August, and we are investing in the business to further our omnichannel capabilities and position the Company to deliver long-term value to associates, customers and shareholders."

- Marvin R. Ellison, Lowe's President and CEO

FINANCIAL HIGHLIGHTS

$27.3B IN SALES +30.1%

+35.1% U.S. COMP SALES

34.08% GROSS MARGIN +197 basis points

14.49% OPERATING MARGIN +315 basis points

$3.74 DILUTED EPS +75%

$3.75 ADJ. DILUTED EPS [1] +74%

1 Adjusted Diluted EPS is a non-GAAP financial measure. Refer to Lowes.com/investor for a reconciliation of non-GAAP measures.

2 Beginning on 2/1/2020, the Company changed the basis in which it presents the comparable sales metric. Q2 2019 comp sales have not been adjusted.

"All comparisons are to Q2 2019"

U.S. COMPARABLE SALES SUMMARY

TRANSACTIONS/TICKET

COMP TRANSACTIONS 22.6%

COMP AVERAGE TICKET 11.6%

LOWES.COM

SALES GROWTH +135%

COMP SALES BY TICKET SIZE



>$500
+24.3%
$50-500
+43.5%
<$50
+23.2%

U.S. MONTHLY COMP PERFORMANCE



2020
2019[2]
+41.5%
+0.7%
MAY
+34.4%
+4.2%
JUNE
+28.2%
+4.7%
JULY

MERCHANDISING DEPARTMENT PERFORMANCE

All 15 Merchandising Departments Generated Comp Sales Growth Exceeding **+20%**

All 15 U.S. Regions Delivered Comp Sales Growth Of At Least **+30%**



Invested $460 Million In Q2 To Support Our Frontline Associates, Communities and Store Safety

Health and Safety of Our Associates and Customers Is Our Highest Priority

Increased Store Safety Measures

- All frontline associates required to wear masks
- Adopted nationwide standard for all customers to wear masks
- Provided free masks for customers

For more information visit: corporate.lowes.com/covid-19-response

Financial Support for Associates

- Provided bonuses in July and August totaling ~$230 million for frontline associates

Support for Communities

- Invested $100 million in community pandemic relief, with a focus on minority and rural small businesses and health care workers

Q2 2020 Reconciliation of Non-GAAP Measures Management of Lowe's Companies, Inc. (the Company) uses the non-GAAP financial measure adjusted diluted earnings per share and considers it to be an important supplemental measure of the Company's performance. In addition, management believes this non-GAAP financial measure provides additional insight for analysts and investors in evaluating the Company's financial and operating performance. This non-GAAP financial measure should not be considered an alternative to, or more meaningful indicator of, the Company's diluted earnings per share as prepared in accordance with GAAP. The Company's methods of determining this non-GAAP financial measure may differ from the method used by other companies and may not be comparable. The Company has provided the non-GAAP financial measure of adjusted diluted earnings per share for comparing its operating performance for the three months ended July 31, 2020, with the respective period ended August 2, 2019. This measure excludes the impacts of certain discrete items, as further described below, not contemplated in Lowe's Original Business Outlook to assist analysts and investors in understanding operational performance for the second quarter of fiscal 2020 and fiscal 2019. Lowe's believes this measure is useful in helping understand actual operational performance, as well as performance between fiscal periods. Fiscal 2020 Impacts For fiscal 2020, the Company has recognized financial impacts from the following discrete item, not contemplated in the Company’s Original Business Outlook for the second quarter of fiscal 2020: • Beginning in the third quarter of fiscal 2019, the Company began a strategic review of its Canadian operations, and in the fourth quarter of fiscal 2019, the Company announced additional actions to improve future performance and profitability of its Canadian operations. As a result of this review and related actions, in the second quarter of fiscal 2020, the Company recognized $10 million of pre-tax operating costs related to remaining inventory write-downs and store closing costs (Canada restructuring). Fiscal 2019 Impacts During fiscal 2019, the Company recognized financial impacts from the following discrete item, not contemplated in the Company's Business Outlook for the second quarter of fiscal 2019: • Prior to the beginning of fiscal 2019, the Company announced its intention to exit its Mexico retail operations and had planned to sell the operating business. During the three months ended August 2, 2019, the Company recognized a net loss of $12 million in pre-tax operating losses associated with the exit and ongoing wind-down of the Mexico retail operations (Mexico adjustments). The following provides a reconciliation of the Company's non-GAAP financial measure to the most directly comparable GAAP financial measure: Three Months Ended July 31, 2020 August 2, 2019 Pre-Tax Net Pre-Tax Net Adjusted Diluted Earnings Per Share Earnings Tax 1 Earnings Earnings Tax 1 Earnings Diluted earnings per share, as reported $ 3.74 $ 2.14 Canada restructuring 0.01 — 0.01 — — — Mexico adjustments — — — 0.02 (0.01) 0.01 Adjusted diluted earnings per share $ 3.75 $ 2.15 1 Represents the corresponding tax benefit or expense related to the item excluded from adjusted diluted earnings per share.

Forward Looking Statements This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believe”, “expect”, “anticipate”, “plan”, “desire”, “project”, “estimate”, “intend”, “will”, “should”, “could”, “would”, “may”, “strategy”, “potential”, “opportunity”, “outlook”, “guidance”, and similar expressions are forward-looking statements. Forward-looking statements involve, among other things, expectations, projections, and assumptions about future financial and operating results, objectives, business outlook, priorities, sales growth, shareholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for products and services, share repurchases, Lowe’s strategic initiatives, including those relating to acquisitions and dispositions and the impact of such transactions on our strategic and operational plans and financial results. Such statements involve risks and uncertainties and we can give no assurance that they will prove to be correct. Actual results may differ materially from those expressed or implied in such statements. A wide variety of potential risks, uncertainties, and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to, changes in general economic conditions, such as the rate of unemployment, interest rate and currency fluctuations, fuel and other energy costs, slower growth in personal income, changes in consumer spending, changes in the rate of housing turnover, the availability of consumer credit and of mortgage financing, changes in commodity prices, changes or threatened changes in tariffs, outbreak of public health crises, such as the COVID-19 pandemic, availability and cost of goods from suppliers, changes in our management and key personnel, and other factors that can negatively affect our customers. Investors and others should carefully consider the foregoing factors and other uncertainties, risks and potential events including, but not limited to, those described in “Item 1A - Risk Factors” in our most recent Annual Report on Form 10-K and as may be updated from time to time in Item 1A in our quarterly reports on Form 10-Q or other subsequent filings with the SEC. All such forward-looking statements speak only as of the date they are made, and we do not undertake any obligation to update these statements other than as required by law.